SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                             CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange
                              Act of 1934

 Date of Report (Date of earliest event reported):  November 22, 2004


                 GENERAL EMPLOYMENT ENTERPRISES, INC.
         (Exact name of registrant as specified in its charter)

           Illinois                1-05707             36-6097429
(State or other jurisdiction     (Commission        (I.R.S. Employer
        of incorporation)        File Number)     Identification Number)

      One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois     60181
            (Address of principal executive offices)           (Zip Code)

 Registrant's telephone number, including area code:  (630) 954-0400




Item 2.02, Results of Operations and Financial Condition.

On November 22, 2004, General Employment Enterprises, Inc. issued a press release containing information regarding its results of operations and financial condition for the fourth quarter and fiscal year ended September 30, 2004. A copy of the press release is furnished as an exhibit to this Form 8-K Current Report.


Item 9.01, Financial Statements and Exhibits.

The following exhibit is filed as part of this report:

No.    Description of Exhibit

99.01  Press release issued by General Employment
       Enterprises, Inc., dated November 22, 2004.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                 GENERAL EMPLOYMENT ENTERPRISES, INC.
                            (Registrant)

Date:  November 23, 2004           By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer